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                                AMENDMENT NO. 4
                                      TO
                                CREDIT AGREEMENT

    Amendment No. 4, dated March 26, 1998, (the "AMENDMENT") to Credit Agreement, dated June 12, 1997 as amended prior to this date, (the "AGREEMENT") by and between WILLIS LEASE FINANCE CORPORATION, a California corporation ("WILLIS") and CORESTATES BANK, N.A., a national banking association ("CORESTATES BANK", "CORESTATES" or the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                             PRELIMINARY STATEMENT

      WHEREAS, Willis has requested that CoreStates Bank agree to finance certain de Havilland aircraft along with the engines and propellers attached thereto,

      WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

      1. SECTION 1.1 OF THE AGREEMENT. The definition "Category A Equipment" is hereby amended and restated in its entirety to read as follows:

      "CATEGORY A EQUIPMENT" shall mean equipment purchased by Willis from unaffiliated Persons and which is either
      (1) the subject of an Eligible Lease or (2) held for sale or lease to unaffiliated Persons. Category A Equipment shall be composed of Stage III compliant jet engines which are less than 15 years from the date of manufacture and are suitable for use in major aircraft manufactured by The Boeing Co., McDonnell Douglas Corp. or Airbus Industrie. Category A Equipment also shall include (i) three de Havilland DHC-8-102 turbo prop aircraft, six Pratt & Whitney Model PW120A aircraft engines, six Hamilton Standard Model 14SF four-blade propellers and three Pratt & Whitney Model PW120A spare engines, each as more fully described in Exhibit F attached hereto, which will be purchased from FINOVA Capital Corporation and which are subject to existing leases to Horizon Air Industries, Inc. and (ii) two de Havilland Dash 8-103 turbo prop aircraft, four Pratt & Whitney


Amendment No. 4 to
Credit Agreement                      -1-                         March 26, 1998


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      Model PW121 engines and four Hamilton Standard
      Model 14 SF-7 propellers, each as more fully described in Exhibit F attached hereto which will be purchased from de Havilland Corporation and leased to Aloha
      Islandair, Inc."

      2. REPRESENTATIONS AND WARRANTIES. Willis hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

      3. COVENANTS. Willis hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

      4. CORPORATE AUTHORIZATION AND DELIVERY OF DOCUMENTS. CoreStates shall have received copies, certified as of the date hereof, of all action taken by Willis and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

      5.  AFFIRMATION.   Willis hereby affirms its absolute and
unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

      6. EFFECT OF AMENDMENT. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

      7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                             WILLIS LEASE FINANCE CORPORATION


                             By      /s/ James D. McBride
                               ------------------------------
                             Name:   James D. McBride
                             Title:  Chief Financial Officer

                             CORESTATES BANK, N.A.


                             By      /s/ Hugh W. Connelly
                               ------------------------------
                                     Hugh W. Connelly
                                     Vice President


Amendment No. 4 to
Credit Agreement                     -2-                          March 26, 1998